UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

Apptigo International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-186330	99-0382426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 SW 3rd Avenue Suite 402 Miami, FL 33129
(Address of principal executive offices)

Registrant’s telephone number, including area code: (844)-277-8446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K is being filed in connection with a transaction consummated by the Registrant, and certain related events and actions taken by the Registrant. This Current Report on Form 8-K includes the following items on Form 8-K:

Item 1.01.     Entry into a Material Definitive Agreement

Item 2.01.     Completion of Acquisition or Disposition of Assets

Item 3.02.     Unregistered Sales of Equity Securities

Item 9.01.     Financial Statements and Exhibits

FORWARD LOOKING STATEMENTS

Statements made in this report that are not historical or current facts are “forward-looking statements.” These statements often can be identified by the use of terms such as “may,” “expect,” “believe,” “anticipate,” “estimate,” “approximate” or “continue,” or the negative thereof. We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Any forward-looking statements represent management’s best judgment as to what may occur in the future. However, forward-looking statements are subject to risks, uncertainties and important factors beyond our control that could cause actual results and events to differ materially from historical results of operations and events and those presently anticipated or projected. Forward-looking statements in this report may include statements about:

•	our growth strategies;
•	our ability to successfully acquire and integrate companies and assets, including but not limited to our recently completed acquisition of the games disclosed in this report;
•	our ability to secure needed funding;
•	launching new games and additional functionality to games that are commercially successful;
•	updating, supporting and sustaining our mobile device applications;
•	developing new mobile device applications for others;
•	our ability to retain and increase our player base and increase in-game microtransactions;
•	our player acquisition costs;
•	competition from companies in a number of industries, including other casual game developers and publishers and both large and small, public and private Internet companies;
•	our relationships with Apple, Google, Twitter, and Facebook and any additional platforms;
•	protecting and developing our brand and intellectual property portfolio;
•	our ability to successfully enter new markets and manage our expansion;
•	costs associated with defending intellectual property infringement and other claims;
•	attracting and retaining qualified employees and key personnel;
•	our future business development, results of operations and financial condition; and
•	assumptions underlying any of the foregoing.

We operate in an evolving environment. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the effect of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

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Item 1.01.     Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.01 to this Current Report on Form 8-K are incorporated by reference into this Item 1.01.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On August 4, 2014, Apptigo International, Inc. (the “Company”) entered into an Intellectual Property Purchase Agreement (the “Agreement”) with Francisco Obarrio, under the name 6K Games, by which the Company acquired certain intellectual property assets and rights used in connection with four Facebook games known as Prehistorik Olympics, Newton’s Apple, Social Trivia Chat, and Social World. Each game was developed by Mr. Obarrio, who is a citizen and a resident of Argentina. A copy of the Agreement is attached as Exhibit 99.1 hereto.

Prehistorik Olympics, Newton’s Apple, Social Trivia Chat are currently available in beta gameplay on Facebook solely with desktop computers and Social World is in advanced development stage. No prior marketing campaign was launched by 6K Games in association with these games and prior usage of the games by players has been minimal. Management intends to meet with the Company’s programmers to develop a strategy for converting them for use on mobile devices, redesigning and improving the games, correcting any design issues, and modifying and upgrading the games. Management estimates that it would require a minimum of three months to complete the evaluation and prepare the revised games for beta testing and, if warranted, eventual launch and marketing of the games. Management does not anticipate significant revenue from these games, if ever, until beta testing is completed and they are launched by the Company for use on mobile devices. In addition, management is evaluating the additional funding which may be required to complete revisions, improvements, and marketing of the games. Until full review of the games by the Company’s programmers, management is unable to determine which aspects of the games would ultimately be retained for re-launch by the Company or the additional costs to re-launch the games. Management currently intends to retain the games on Facebook during the retooling phase of the games.

In accordance with the Agreement, the Company issued Mr. Obarrio total consideration of 400,000 shares of the Company’s restricted common stock (the “Shares”) for purchase of the assets. The determination of the number of shares to purchase the assets was established in negotiations with Mr. Obarrio and was based upon management’s estimate of the average costs associated with development of similar applications. In June of this year, Mr. Obarrio became the Head Programmer and a full-time employee of the Company. The games were developed by Mr. Obarrio prior to his employment with the Company.

Pursuant to the terms of the Agreement, Mr. Obarrio has agreed not to sell any of the Shares for a period of 12 months, ending August 4, 2015. Effective August 5, 2015, Mr. Obarrio may begin selling the Shares at a rate not to exceed 2,500 shares per trading day. This daily amount of Shares can only accumulate for a period of five trading days to a maximum of 12,500 Shares. Mr. Obarrio may not sell more than 12,500 Shares at any time.

Contemporaneous with the filing of this report, the Company issued a press release disclosing the asset purchase, a copy of which release is attached as Exhibit 99.2 hereto.

Item 3.02.     Unregistered Sales of Equity Securities

The sale of the Shares to Mr. Obarrio was made pursuant to Regulation S promulgated by the Commission under the Securities Act of 1933, as amended (the “Securities Act”). The sale was made in an off-shore transaction as defined in Regulation S and there were no directed selling efforts made in the U.S. by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. Applicable offering restrictions were also implemented by the Company in compliance with Rule 903(b)(3) of Regulation S. Mr. Obarrio also agreed to conform to the restrictions on resale of the securities contained in Regulation S. No selling commissions were paid in connection with the transaction.

Item 9.01.     Financial Statements and Exhibits.

Exhibit 99.1     Intellectual Property Purchase Agreement, dated August 4, 2014

Exhibit 99.2     Apptigo International, Inc. press release, titled “Apptigo International Acquires 6K Games,” dated August 7, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apptigo International, Inc.

Date: August 6, 2014	By:	/s/ Casey Cordes
Casey Cordes, Chief Executive Officer

	By:	/s/ David Steinberg
David Steinberg, President and Treasurer

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Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Intellectual Property Purchase Agreement, dated August 4, 2014

Exhibit 99.2	Apptigo International, Inc. press release, titled “Apptigo International Acquires 6K Games,” dated August 7, 2014.

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